                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                          KAPSON SENIOR QUARTERS CORP.
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED MARCH 2, 1998
                                       BY
                          PROMETHEUS ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                        PROMETHEUS SENIOR QUARTERS, LLC

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
                                   CITY TIME,
                ON MARCH 27, 1998, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                       IBJ SCHRODER BANK & TRUST COMPANY

                By Mail:                                By Facsimile                     By Hand or Overnight Delivery:
              P.O. Box 84                         (for eligible financial                       One State Street
         Bowling Green Station                      institutions only):                     New York, New York 10004
     New York, New York 10274-0084                     (212) 858-2611                     Attn: Securities Processing
    Attn: Reorganization Department                                                          Window, Sub-cellar One
                                              Confirm facsimile by Telephone:
                                                       (212) 858-2103

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders of Kapson Senior Quarters Corp. if certificates evidencing shares of Common Stock (as defined in the Offer to Purchase, dated March 2, 1998 (the 'Offer to Purchase')) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of shares of Common Stock are to be made by book-entry transfer to an account maintained by IBJ Schroder Bank & Trust Company (the 'Depositary') at The Depository Trust Company or The Philadelphia Depository Trust Company (each a 'Book-Entry Transfer Facility' and collectively referred to as the 'Book-Entry Transfer Facilities'), pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender shares of Common Stock by book-entry transfer are referred to herein as 'Book-Entry Stockholders.'

     Holders of shares of Common Stock whose certificates for such shares (the 'Share Certificates') are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their shares of Common Stock according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                         DESCRIPTION OF SHARES TENDERED

-------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF
  REGISTERED HOLDER(S) (PLEASE FILL
  IN, IF BLANK, EXACTLY AS NAME(S)
         APPEAR(S) ON SHARE          SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
           CERTIFICATE(S))             (ATTACH ADDITIONAL LIST, IF NECESSARY)
-------------------------------------------------------------------------------
                                                     TOTAL NUMBER
                                                      OF SHARES
                                         SHARE      REPRESENTED BY   NUMBER OF
                                      CERTIFICATE       SHARE          SHARES
                                      NUMBER(S)*    CERTIFICATE(S)   TENDERED**
                                     ------------   --------------   ----------

                                     ------------   --------------   ----------

                                     ------------   --------------   ----------

                                     ------------   --------------   ----------

                                     ------------   --------------   ----------

                                     TOTAL SHARES
-------------------------------------------------------------------------------

 * Need not be completed by Book-Entry Stockholders.
** Unless otherwise indicated, it will be assumed that all Shares represented by
   Share Certificates delivered to the Depositary are being tendered. See Instruction 4.
-------------------------------------------------------------------------------

/ / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    Check Box of Book-Entry Transfer Facility:
        / / The Depository Trust Company
        / / The Depository Trust Company of Philadelphia
   Account Number: _____________________________________________________________

   Transaction Code Number: ____________________________________________________

/ / CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

   Name(s) of Registered Holder(s): ____________________________________________
   Window Ticket Number (if any): ______________________________________________
   Date of Execution of Notice of Guaranteed Delivery: _________________________ Name of Institution which Guaranteed Delivery: ______________________________ If Delivery by Book-Entry Transfer Facility:
        / / The Depository Trust Company
        / / The Depository Trust Company of Philadelphia
   Account Number: _____________________________________________________________
   Transaction Code Number: ____________________________________________________

Ladies and Gentlemen:

     The undersigned hereby tenders to Prometheus Acquisition Corp., a Delaware corporation (the 'Offeror'), the above-described shares of common stock, par value $.01 per share (the 'Shares'), of Kapson Senior Quarters Corp., a Delaware corporation (the 'Company'), at a purchase price of $14.50 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the 'Offer'). The undersigned understands that the Offeror reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries or affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all the Shares that are being tendered hereby, and constitutes and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (i) deliver Share Certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (ii) present such Shares for transfer on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints Robert P. Freeman the attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote in such manner as he or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby which have been accepted for payment by the Offeror prior to the time of such vote or action which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or by written consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that the Offeror reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon the Offeror's acceptance for payment of such Shares, the Offeror or its designees is able to exercise full voting rights with respect to such Shares, and other securities, including voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable, provided that the Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after April 30, 1998 (or such later date as may apply in case the Offer is extended).

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under 'Special Payment Instructions,' please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under 'Special Delivery Instructions,' please mail the check for the purchase price and/or any Share Certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both 'Special Payment Instructions' and 'Special Delivery Instructions' are completed, please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of, and deliver such check and/or return certificates to, the person(s) so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at such Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under 'Special Payment Instructions.' The undersigned recognizes that the Offeror has no obligation pursuant to the 'Special Payment Instructions' to transfer any Shares from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of such Shares.

                                   SIGN HERE


                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 9)

________________________________________________________________________________

________________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

                    Dated:______________________________

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 5.)

Name(s):________________________________________________________________________
        ________________________________________________________________________
                                    (PLEASE PRINT)

Capacity (full title): _________________________________________________________
Address: _______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: ________________________________________________

Tax Identification or Social Security No.: _____________________________________
                                               (SEE SUBSTITUTE W-9 ON PAGE 9)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 6)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________
                               (INCLUDE ZIP CODE)

Title: _________________________________________________________________________

Area Code and Telephone Number: ________________________________________________

Dated: ___________________________

                          SPECIAL PAYMENT INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated on the front cover.

Issue check and/or certificates to:

Name: __________________________________________________________________________
                                 (PLEASE PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                      (SEE SUBSTITUTE FORM W-9 ON PAGE 9)

/ / Credit unpurchased Shares tendered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

                         / /  DTC            / /  PDTC

________________________________________________________________________________
                                (ACCOUNT NUMBER)




                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the front cover.

Mail check and/or certificates to:

Name: __________________________________________________________________________
                                 (PLEASE PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)


________________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                                  OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder (which term, for purposes of this Letter of Transmittal, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith, unless such holder has completed either the box entitled 'Special Delivery Instructions' or the box entitled 'Special Payment Instructions' on the inside front cover hereof or (ii) if such Shares are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (an 'Eligible Institution'). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in
Section 3 of the Offer of Purchase. Share Certificates, or timely confirmation (a 'Book-Entry Confirmation') of a book-entry transfer of such Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date.

     Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares if all of the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase are duly complied with. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Offeror, must be received by the Depositary prior to the Expiration Date, and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof), with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery.


     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Instruction on the form set forth in such notice.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal or facsimile thereof, waives any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule and attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal.

     4. PARTIAL TENDERS (NOT APPLICABLE TO BOOK-ENTRY STOCKHOLDERS). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled 'Number of Shares Tendered.' In such case, a new certificate(s) for the remainder of the Shares that were evidenced by your old Share Certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked 'Special Payment Instructions' and/or 'Special Delivery Instructions' on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby is held of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.


     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment to be made to or Share Certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, Share Certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, the Offeror will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of, any person other than the registered holder, or if tendered Share Certificates are registered in the name of any person other then the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of and/or certificates for unpurchased Shares are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at such Book-Entry Facility as such stockholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at its addresses set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.


     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ('TIN') on Substitute Form W-9 below. To prevent backup federal income tax withholding on payments of the purchase price for Shares, a tendering stockholder must provide the Depositary a completed Substitute Form W-9 certifying as to the stockholder's correct TIN and that such stockholder is not subject to backup withholding. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for additional guidance on which number to report. The box in Part 3 of the Substitute Form W-9 may be filled out if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is filled out, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is filled out and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Share Certificate(s) has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

     11. WAIVER OF CONDITIONS. The Conditions to the Offer may be waived, in whole or in part, by the Offeror in its sole discretion, at any time and from time to time, in the case of any Shares tendered.

     IMPORTANT. THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

PAYOR'S NAME:
                                         PART 1--PLEASE PROVIDE YOUR TIN IN THE   PART 3--Social Security Number or
                                         BOX AT THE RIGHT AND CERTIFY BY SIGNING  Employer Identification Number
                                         AND DATING BELOW.                        ________________________________________
                                                                                  (If awaiting TIN write 'Applied
                                                                                  For')
                                         PART 2--For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and
                                         complete as instructed therein.
SUBSTITUTE                               Certification--Under penalties of perjury, I certify that:
FORM W-9                                 (1) The number shown on this form is my correct TIN (or I am waiting for a
DEPARTMENT OF THE TREASURY                    number to be issued to me); and
INTERNAL REVENUE SERVICE                 (2) I am not subject to backup withholding either because I have not been
PAYOR'S REQUEST FOR                          notified by the Internal Revenue Service (IRS) that I am subject to backup
TAXPAYER                                     withholding as a result of a failure to report all interest or dividends, or
IDENTIFICATION                               the IRS has notified me that I am no longer subject to backup withholding.
NUMBER ('TIN')                           CERTIFICATION INSTRUCTIONS--You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
                                         Guidelines).


                                         SIGNATURE:________________________________________   DATE:_______________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty (60) days.


Signature: ____________________________________   Date: ________________________

     FACSIMILE COPIES OF THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH TENDERING STOCKHOLDER OF THE COMPANY OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW:

                        The Depositary for the Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY

           By Mail:                                 By Facsimile                       By Hand or Overnight Delivery:
         P.O. Box 84                 (for eligible financial institutions only):              One State Street
    Bowling Green Station                          (212) 858-2611                         New York, New York 10004
New York, New York 10274-0084                                                            Attn: Securities Processing
     Attn: Reorganization                                                                  Window, Sub-cellar One
          Department
                                           Confirm Facsimile by Telephone:
                                                   (212) 858-2103

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at the Offeror's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                      [LOGO OF MACKENZIE PARTNERS, INC.]
                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                         (212) 929-5500 (CALL COLLECT)
                                       OR
                            TOLL-FREE (800)322-2885

                      The Dealer Manager for the Offer is:

                      [LOGO OF LAZARD FRERES & CO. LLC]
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                         (212) 632-6167 (CALL COLLECT)

                             LETTER OF TRANSMITTAL

       TO TENDER SHARES OF $2.00 CONVERTIBLE EXCHANGEABLE PREFERRED STOCK
                                       OF
                          KAPSON SENIOR QUARTERS CORP.
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED MARCH 2, 1998
                                       BY
                          PROMETHEUS ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                        PROMETHEUS SENIOR QUARTERS, LLC

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
                                   CITY TIME,
                ON MARCH 27, 1998, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                       IBJ SCHRODER BANK & TRUST COMPANY

                By Mail:                                By Facsimile                     By Hand or Overnight Delivery:
              P.O. Box 84                         (for eligible financial                       One State Street
         Bowling Green Station                      institutions only):                     New York, New York 10004
     New York, New York 10274-0084                     (212) 858-2611                     Attn: Securities Processing
    Attn: Reorganization Department                                                          Window, Sub-cellar One

                                               Confirm facsimile by Telephone:
                                                      (212) 858-2103

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of Kapson Senior Quarters Corp. Preferred Stock (as defined in the Offer to Purchase, dated March 2, 1998 (the 'Offer to Purchase')).

     Holders of shares of Preferred Stock whose certificates for such shares (the 'Share Certificates') are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) must tender their shares of Preferred Stock according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

                         DESCRIPTION OF SHARES TENDERED

    NAME(S) AND ADDRESS(ES) OF
  REGISTERED HOLDER(S) (PLEASE FILL
  IN, IF BLANK, EXACTLY AS NAME(S)
         APPEAR(S) ON SHARE          SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
           CERTIFICATE(S))             (ATTACH ADDITIONAL LIST, IF NECESSARY)
-------------------------------------------------------------------------------
                                                     TOTAL NUMBER
                                                      OF SHARES
                                         SHARE      REPRESENTED BY   NUMBER OF
                                      CERTIFICATE       SHARE          SHARES
                                       NUMBER(S)    CERTIFICATE(S)   TENDERED*
                                     ------------   ---------------  ---------

                                     ------------   ---------------  ---------

                                     ------------   ---------------  ---------

                                     ------------   ---------------  ---------

                                     ------------   ---------------  ---------

                                     TOTAL SHARES
-------------------------------------------------------------------------------

* Unless otherwise indicated, it will be assumed that all Shares represented by Share Certificates delivered to the Depositary are being tendered. See Instruction 4.
-------------------------------------------------------------------------------

/ / CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

   Name(s) of Registered Holder(s): ____________________________________________
   Window Ticket Number (if any): ______________________________________________
   Date of Execution of Notice of Guaranteed Delivery: _________________________ Name of Institution which Guaranteed Delivery: ______________________________

Ladies and Gentlemen:

     The undersigned hereby tenders to Prometheus Acquisition Corp., a Delaware corporation (the 'Offeror'), the above-described shares of preferred stock, par value $.01 per share (the 'Shares'), of Kapson Senior Quarters Corp., a Delaware corporation (the 'Company'), at a purchase price of $27.93 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the 'Offer'). The undersigned understands that the Offeror reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries or affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all the Shares that are being tendered hereby, and constitutes and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (i) deliver Share Certificates for such Shares, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (ii) present such Shares for transfer on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms subject to the conditions of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable, provided that the Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after April 30, 1998 (or such later date as may apply in case the Offer is extended).

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under 'Special Payment Instructions,' please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under 'Special Delivery Instructions,' please mail the check for the purchase price and/or any Share Certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both 'Special Payment Instructions' and 'Special Delivery Instructions' are completed, please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of, and deliver such check and/or return certificates to, the person(s) so indicated. The undersigned recognizes that the Offeror has no obligation pursuant to the 'Special Payment Instructions' to transfer any Shares from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of such Shares.

                                  SIGN HERE
               (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 9)

________________________________________________________________________________


________________________________________________________________________________
                           SIGNATURE(S) OF OWNER(S)

                  Dated:____________________________________


     (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 5.)

Name(s):________________________________________________________________________

        ________________________________________________________________________
                                (PLEASE PRINT)

Capacity (full title):__________________________________________________________


Address:________________________________________________________________________
                              (INCLUDE ZIP CODE)

Area Code and Telephone No.:____________________________________________________

Tax Identification or Social Security No.:______________________________________
                                                (SEE SUBSTITUTE W-9 ON PAGE 9)

                          GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED - SEE INSTRUCTIONS 1 AND 6)

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________
                              (INCLUDE ZIP CODE)

Title:__________________________________________________________________________

Area Code and Telephone Number:_________________________________________________

Dated:___________________________

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.

Issue check and/or certificates to:

Name: __________________________________________________________________________
                                 (PLEASE PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                      (SEE SUBSTITUTE FORM W-9 ON PAGE 9)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)


To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the front cover.

Mail check and/or certificates to:

Name: __________________________________________________________________________
                                 (PLEASE PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                                  OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares tendered herewith, unless such holder has completed either the box entitled 'Special Delivery Instructions' or the box entitled 'Special Payment Instructions' on the inside front cover hereof or (ii) if such Shares are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (an 'Eligible Institution'). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. Share Certificates, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date.

     Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date may tender their Shares if all of the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase are duly complied with. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Offeror, must be received by the Depositary prior to the Expiration Date, and (iii) the Share Certificates representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof), with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Instruction on the form set forth in such notice.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal or facsimile thereof, waives any right to receive any notice of the acceptance of their Shares for payment.


     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule and attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal.

     4. PARTIAL TENDERS. If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled 'Number of Shares Tendered.' In such case, a new certificate(s) for the remainder of the Shares that were evidenced by your old Share Certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked 'Special Payment Instructions' and/or 'Special Delivery Instructions' on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby is held of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment to be made to or Share Certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, Share Certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.


     6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, the Offeror will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of, any person other than the registered holder, or if tendered Share Certificates are registered in the name of any person other then the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of and/or certificates for unpurchased Shares are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at its addresses set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ('TIN') on Substitute Form W-9 below. To prevent backup federal income tax withholding on payments of the purchase price for Shares, a tendering stockholder must provide the Depositary a completed Substitute Form W-9 certifying as to the stockholder's correct TIN and that such stockholder is not subject to backup withholding. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for additional guidance on which number to report. The box in Part 3 of the Substitute Form W-9 may be filled out if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is filled out, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is filled out and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Share Certificate(s) has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

     11. WAIVER OF CONDITIONS. The Conditions to the Offer may be waived, in whole or in part, by the Offeror in its sole discretion, at any time and from time to time, in the case of any Shares tendered.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

PAYOR'S NAME:
                                         PART 1--PLEASE PROVIDE YOUR TIN IN THE   PART 3--Social Security Number or
                                         BOX AT THE RIGHT AND CERTIFY BY SIGNING  Employer Identification Number
                                         AND DATING BELOW.                       ________________________________________
                                                                                  (If awaiting TIN write 'Applied
                                                                                  For')
                                         PART 2--For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and
                                         complete as instructed therein.
SUBSTITUTE                               Certification--Under penalties of perjury, I certify that:
FORM W-9                                 (1) The number shown on this form is my correct TIN (or I am waiting for a
DEPARTMENT OF THE TREASURY                    number to be issued to me); and
INTERNAL REVENUE SERVICE                 (2) I am not subject to backup withholding either because I have not been
PAYOR'S REQUEST FOR                          notified by the Internal Revenue Service (IRS) that I am subject to backup
TAXPAYER                                     withholding as a result of a failure to report all interest or dividends, or
IDENTIFICATION                               the IRS has notified me that I am no longer subject to backup withholding.
NUMBER ('TIN')                           CERTIFICATION INSTRUCTIONS--You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
                                         Guidelines).


                                         SIGNATURE:____________________________________       DATE:_______________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty (60) days.

Signature: ____________________________________   Date: ________________________

     FACSIMILE COPIES OF THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH TENDERING STOCKHOLDER OF THE COMPANY OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW:

                        The Depositary for the Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY

           By Mail:                                 By Facsimile                       By Hand or Overnight Delivery:
         P.O. Box 84                 (for eligible financial institutions only):              One State Street
    Bowling Green Station                          (212) 858-2611                         New York, New York 10004
New York, New York 10274-0084                                                            Attn: Securities Processing
     Attn: Reorganization                                                                  Window, Sub-cellar One
          Department
                                           Confirm Facsimile by Telephone:
                                                   (212) 858-2103
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     Questions and requests for assistance may be directed to the Information
Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of
Transmittal and other tender offer materials may be obtained from the
Information Agent as set forth below, and will be furnished promptly at the
Offeror's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                      [LOGO OF MACKENZIE PARTNERS, INC.]
                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                         (212) 929-5500 (CALL COLLECT)
                                       OR
                            TOLL-FREE (800)322-2885

                      The Dealer Manager for the Offer is:

                      [LOGO OF LAZARD FRERES & CO. LLC]
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                         (212) 632-6167 (CALL COLLECT)